Zacks Small-Cap Core ETF

Ticker – ZCAP

A series of the

Zacks Trust

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Summary Prospectus

October 23, 2026

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at https://zacksetfs.com/resources.php. You can also get this information at no cost by calling 1-888-453-4003 or by sending an email request to OrderZacksETF@ultimusfundsolutions.com. The current Prospectus and SAI, dated October 23, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Zacks Small-Cap Core ETF (the “Fund”) is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expense example below.

Annual Fund Operating Expenses* (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	0.51%
Acquired Fund Fees and Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.95%
Fee Waiver and/or Expense Limitation[2]	(0.40)%
Net Annual Fund Operating Expenses	0.55%
*	On November 20, 2026 the Zacks Small-Cap Core Fund (the “Predecessor Small-Cap Core Fund”) is expected to be reorganized into the Fund (the “Reorganization”). The Fund will commence operations upon completion of the Reorganization and will be a continuation of the Predecessor Small-Cap Core Fund, and as a result, the Predecessor Small-Cap Core Fund will be the accounting survivor of the Reorganization for financial reporting purposes. Accordingly, the “Annual Fund Operating Expenses” have been restated to reflect the Fund’s expected fees and expenses for the current fiscal year.
1.	Estimated for the current fiscal year.
2.	The Fund’s adviser, Zacks Investment Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least May 1, 2028 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.55% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Zacks Trust’s (the “Trust”) Board of Trustees (the “Board”) on 60 days’ written notice to the Advisor.

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Example. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the example that follows. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through May 1, 2028.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$56	$263	$486	$1,130

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities
(or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the Predecessor Small-Cap Core Fund’s most recent fiscal year, the portfolio turnover rate was 107% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively managed exchange-traded fund (“ETF”) that pursues its investment objective by applying a hybrid research process which uses both quantitative and qualitative criteria. The Advisor uses the Zacks Rank, a proprietary model, in addition to other multi-factor quantitative models to assess the attractiveness of a large universe of stocks based on potential capital appreciation. The primary aim of the quantitative models are to identify those companies most likely to generate positive alpha, or excess return over the market, when adjusted for stock beta, or movement with the market. From a smaller universe of stocks that are highly ranked by the quantitative models, the portfolio manager selects small-cap stocks with attractive risk/return characteristics based on qualitative criteria. Portfolio construction incorporates risk controls.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in equity securities of U.S. issuers. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund considers small capitalization companies to be companies within the range of those companies included in the Russell 2000® Index at the time of purchase. Because small capitalization companies are defined by reference to an index, the range of market capitalization companies in which the Fund invests may vary with market conditions. As of September 30, 2026, the average market capitalization of companies included in the Russell 2000® Index was $3.875 billion and the median market capitalization was $1.061 billion. The Russell 2000® Index is reconstituted semi-annually, to seek to ensure that larger stocks do not distort the performance and characteristics of the Index and that the represented companies continue to reflect small capitalization characteristics.

The Fund is designed to be a “core” fund that seeks to combine both value and growth characteristics within the small-cap universe. The Fund seeks to diversify its assets by investing in securities from all recognized industry sectors and industry groups. The Advisor allocates assets opportunistically based on market information and is not constrained by investment style parameters. Sector and style allocations generally result from a hybrid research process using quantitative and qualitative criteria. The Fund may engage in short-sale transactions up to 25% of its net assets. The Fund’s investment strategy involves active and frequent trading. In addition, the Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. The Fund may invest a significant amount of its assets, in one or more sectors from time to time. The sectors in which the Fund is more heavily invested will vary.

Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and American Depository Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective.

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Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Quantitative Model Risk. There are limitations inherent in every quantitative model. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Investments selected using other quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.

Lending Portfolio Securities Risk. The Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. The collateral, including the investment of any cash collateral, is subject to market depreciation. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses. The collateral (including any investment of cash collateral) is not subject to the percentage limitations on the Fund’s investments described elsewhere in this prospectus.

Management and Strategy Risk. The value of your investment is dependent upon the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Small-Cap Companies Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met the prices of growth securities typically fall.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short and long-term.

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Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.

Sector Focus Risk. The Fund may invest a larger portion in one or more sectors than many other ETFs and thus will be more susceptible to negative events affecting those sectors. The performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. The financial sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. The performance of companies in the industrial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; world events and economic conditions; insurance costs; and labor relations issues. Companies in the industrial sector can also be cyclical, subject to sharp price movements, and significantly affected by government spending policies.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Market Disruption and Geopolitical Risk. U.S. market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the conflicts in the Middle East), geopolitical developments (including trading and tariff arrangements, and sanctions), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

New Fund Risk. Though the Advisor has managed a mutual fund with a substantially similar investment approach since 2024, the Fund has a limited history of operations for investors to evaluate.

Authorized Participant Risk. Only an authorized participant (“Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants).

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. The Fund is structured as an ETF and as a result is subject to the special risks, including:

•	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by the Fund at net asset value (“NAV”) only in large blocks known as “Creation Units.”
•	Trading Issues. An active trading market for the Fund’s shares may not be developed or maintained. There can be no assurance that Shares will continue to meet the listing requirements of the Cboe Exchange.
•	Cash purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, the Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on the Fund and impact the Fund’s NAV if not fully offset by transaction fees paid by the APs.
•	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

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Performance Information

The Predecessor Small-Cap Core Fund was reorganized on January 26, 2024 from a series of Investment Managers Series Trust, a Delaware statutory trust, to a series of the Zacks Trust (the “Prior Reorganization”), and thereafter, operated a continuation of an identically-named predecessor fund (the “Prior Predecessor Fund”) that was managed by Zacks Investment Management, Inc. The Prior Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Predecessor Small-Cap Core Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of Predecessor Small-Cap Core Fund. The performance information set forth below reflects the historical performance of the Predecessor Small-Cap Core Fund.

Additionally, on or around November 6, 2026 (the “Share Class Collapse Date”), it is expected that the Investor Class of the Predecessor Small-Cap Core Fund will collapse into the Institutional Class of the Predecessor Small-Cap Core Fund, such that following the Share Class Collapse Date, the Institutional Class of the Predecessor Small-Cap Core Fund will remain. Thereafter, on November 20, 2026, the Predecessor Small-Cap Core Fund expects to be reorganized into the Fund (the “Reorganization”), and upon completion thereof, the Fund will commence operations as an ETF and adopt the performance of the Predecessor Small-Cap Core Fund’s Institutional Class. Accordingly, the performance information shown below is for the period prior to the Reorganization and reflects the performance of the Predecessor Small-Cap Core Fund’s Institutional Class.

You should be aware that the Predecessor Small-Cap Core Fund’s (and that of the Prior Predecessor Fund) past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Performance information for the Predecessor Small-Cap Core Fund is available at: www.zacksfunds.com or by calling 855-813-3507 and performance information about the Fund will be available on Fund’s website at: https://zacksetfs.com/ZCAP or by calling 855-813-3507.

Calendar-Year Total Return (before taxes) for Institutional Class Shares
For each calendar year at NAV

Institutional Class Shares
Highest Calendar Quarter Return at NAV (non-annualized):	24.18%	Quarter Ended 12/31/2020
Lowest Calendar Quarter Return at NAV (non-annualized):	(34.70)%	Quarter Ended 03/31/2020

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Average Annual Total Returns for the Periods Ended December 31, 2025	1 year	5 years	10 years*
Return Before Taxes
Institutional Class Shares	10.53%	10.26%	9.17%
Return After Taxes on Distributions
Institutional Class Shares	10.53%	8.78%	7.43%
Return After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	6.23%	7.71%	6.67%
Russell 3000® Index** (Reflects no deductions for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000® Index (Reflects no deductions for fees, expenses or taxes)	11.29%	4.68%	8.13%
*	Institutional Class shares were first offered on February 28, 2014.
**	In accordance with new regulatory requirements, the Predecessor Small-Cap Core Fund changed its broad-based securities market index from the Russell 2000® Index to the Russell 3000® Index. The Predecessor Small-Cap Core Fund showed the performance of the Russell 2000® Index for comparative purposes.

After-tax performance is presented only for Institutional Class shares of the Predecessor Small-Cap Core Fund. The after-tax returns for the Institutional Class of the Predecessor Small-Cap Core Fund may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (“IRAs”). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Management

Investment Advisor. Zacks Investment Management, Inc. is the Advisor to the Fund.

Portfolio Manager. Mitch Zacks, Principal & senior portfolio manager of the Advisor, has served as a portfolio manager of the Predecessor Small-Cap Core Fund since June 2011, and will serve as a portfolio manager of the Fund once the Fund commences operations.

Purchase and Redemption of Shares

The Fund will issue and redeem shares at NAV only in large blocks of 10,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units in transactions with APs, the shares are not redeemable securities of the Fund.

Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). You may access recent information, including information on the Fund’s NAV, Market Price, premiums and discounts, and bid-ask spreads, on the Fund’s website at www.zacksetfs.com.

Purchases and redemptions of Creation Units via cash, rather than through in-kind delivery of portfolio securities, may cause the Fund to incur certain costs, including brokerage costs or taxable gains or losses, that the Fund might not have incurred if the purchases or redemptions had been conducted in-kind. Such costs could be imposed on the Fund, and thus decrease the Fund’s net asset value, to the extent that the costs are not offset by a transaction fee payable by an AP or via other means.

Tax Information

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts. You are strongly urged to consult with your own tax advisors concerning the tax consequences of an investment in the Fund.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor, or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund.
These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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